Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the Quarterly Report of International Baler Corp. on Form 10-Q for the quarter ended July 31, 2017 (the “Report”);

To the best of my knowledge, the Report (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of International Baler Corporation during the period covered by this Report.

INTERNATIONAL BALER COPORATION

Dated: September 12, 2017	By:	/s/ William E. Nielsen
Williiam E. Nielsen
Chief Executive Officer
Chief Financial Officer